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                                                                 EXHIBIT 10.5.1

                    First Amendment to Stock Pledge Agreement


        This First Amendment to the Stock Pledge Agreement is dated January 26, 2001 and entered into by and between Clayton A. Thomas, Jr. ("Pledgor") and Net2000 Communications Group, Inc. ("Pledgee").

        WHEREAS, Pledgor has delivered a Note dated December 5, 2000 to Pledgee, evidencing a loan in the aggregate principal amount of up to $1,500,000 made or to be made to Pledgee by Pledgor; and

        WHEREAS, as an inducement to Pledgee to make the loan, Pledgor agreed to provide security for the payment of the loan and the payment and performance of the other obligations and indebtedness evidenced thereby and in connection therewith;

        WHEREAS, on December 5, 2000, the parties entered into a Stock Pledge Agreement ("Agreement") under which Pledgor pledged, granted a security interest in, transferred, and delivered unto Pledgee all of Pledgor's right, title, and interest in 2,466,875 shares of Net2000 Communications, Inc. common stock ("Pledged Shares").

        WHEREAS, the parties wish to amend the Agreement and reduce to one million (1,000,000) shares the amount of Pledged Shares.

        NOW, THEREFORE, the parties agree as follows:

1. Schedule I to the Agreement is hereby deleted and replaced with the revised Schedule I attached hereto.

2. Pledgee hereby releases its security interest in the 1,446,875 shares of Net2000 Communications, Inc. common stock which are not listed on revised
Schedule I attached hereto.

3. All other terms, conditions, and obligations of the Agreement shall remain in full force and effect unless amended in writing and signed by both parties.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be effective as of January 26, 2001.


NET2000 COMMUNICATIONS GROUP, INC.          /s/Clayton A. Thomas, Jr.
  AS PLEDGEE                                ----------------------------
                                            CLAYTON A. THOMAS, JR.,
                                              AS PLEDGOR

BY: /s/Donald Clarke
    -------------------------
    Donald Clarke
    Chief Financial Officer

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                      SCHEDULE I TO STOCK PLEDGE AGREEMENT


                                      Stock

-------------------------------------------------------------------------------------------
            Issuer                Number and Class of Shares        Certificate(s) No.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 Net2000 Communications, Inc.     1,000,000 shares of common             N2K 0296
                                            stock                        N2K 0297
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

















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COMMONWEALTH OF VIRGINIA)
                        )    ss:
COUNTY OF FAIRFAX       )


        On this 11th day of March, 2001 before me personally appeared CLAYTON A. THOMAS, JR., to me known to be the person who executed the foregoing instrument and who being by me duly sworn, did depose and say that he signed his name to the foregoing instrument.

        SEAL                                /s/Catherine Esser
                                            ----------------------------
                                            NOTARY PUBLIC

My commission expires on:  11/30/2004